                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as Permitted by
                                                Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      Anworth Mortgage Asset Corporation
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                 [LOGO OF ANWORTH MORTGAGE ASSET CORPORATION]

                      Anworth Mortgage Asset Corporation

                                                                 April 30, 2001

Dear Stockholder:

  On behalf of your Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Stockholders to be held on Thursday, June 28, 2001 at 10:00 a.m. at the principal offices of Anworth Mortgage Asset Corporation, located at 1299 Ocean Avenue, Suite 200, Santa Monica, California.

  The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of the nominated directors, "FOR" the ratification of an amendment to the 1997 Stock Option and Awards Plan and "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants.

  Whether or not you attend the Annual Meeting, please vote as soon as possible by returning the enclosed proxy card. Your vote is important, and voting by written proxy will assure your representation at the Annual Meeting. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted.

  It is important that your shares be represented and voted at the Annual Meeting even if you cannot attend in person. Please sign, date and return your Proxy Card in the enclosed envelope.

  Thank you for your continued support.

                                          Cordially,

                                          /s/ Lloyd McAdams

                                          Lloyd McAdams
                                          Chairman and Chief Executive Officer

                      ANWORTH MORTGAGE ASSET CORPORATION

                               ----------------

                   Notice of Annual Meeting of Stockholders
                           To Be Held June 28, 2001

                               ----------------

To Our Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Anworth Mortgage Asset Corporation, a Maryland Corporation (the "Company"), will be held on Thursday, June 28, 2001 at 10:00 a.m. at the principal offices of the Company, 1299 Ocean Avenue, Suite 200, Santa Monica, California, for the following purposes:

  1. To elect a Board of four (4) directors to hold office until the 2002 Annual Meeting;

  2. To ratify an amendment to the 1997 Stock Option and Awards Plan to increase the number of shares authorized to 600,000;

  3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2001; and

  4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on May 1, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date") or at any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the meeting and for a period of ten days prior to the meeting at the Company's address above.

  If you will not be able to attend the Annual Meeting to vote in person, please complete, sign and date the accompanying proxy and return it promptly in the enclosed envelope. The giving of the proxy will not affect your right to revoke the proxy or to vote in person if you attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Pamela J. Watson

                                          Pamela J. Watson
                                          Secretary

Santa Monica, California
April 30, 2001

                      Anworth Mortgage Asset Corporation
                         1299 Ocean Avenue, Suite 200
                        Santa Monica, California 90401

                               ----------------

                                PROXY STATEMENT

                               ----------------

                      FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 28, 2001

  The accompanying proxy is solicited by the Board of Directors of Anworth Mortgage Asset Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on June 28, 2001 or at any adjournment thereof (the "Annual Meeting"). The proxy will be voted as directed if properly signed, received by the Secretary of the Company prior to the close of voting at the Annual Meeting and not revoked. If no direction is given in the proxy, it will be voted for the election of the directors nominated by the Board of Directors, to ratify an amendment to the 1997 Stock Option and Awards Plan to increase the authorized number of shares and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001. Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by giving another proxy bearing a later date, or by attending and voting in person at the Annual Meeting.

  Holders of record of the Company's Common Stock, $.01 par value ("Common Stock"), at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there will be approximately 2,359,664 shares of Common Stock outstanding. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the Annual Meeting.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting who will determine whether or not a quorum is present. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, then those shares will not be considered as present and entitled to vote with respect to that matter.

  The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a director. The affirmative vote of a majority of all votes cast at a meeting at which a quorum is present is necessary to ratify the amendment to the 1997 Stock Option and Awards Plan and the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants. For purposes of these matters, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Approval of all other proposals to be brought before the Annual Meeting will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon.

  This Proxy Statement, together with the accompanying proxy, is first being mailed to stockholders on or about April 30, 2001.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

  The Board of Directors of the Company consists of four members. The size of the Board was increased from three to four members in April 2001 for the purpose of adding a third independent director to serve as a member of the Audit Committee in accordance with the rules of the American Stock Exchange. Directors are elected annually to serve until the next annual meeting and until their successors are elected and qualified. The Board of Directors proposes election of the persons listed below, all of whom are currently directors. In the event that any of the nominees is unable or unwilling to serve as director for any reason, the proxy will be voted for the election of any substitute nominee designated by the Board of Directors.

    Name, Age and Year          Principal Occupation, Business Experience
 First Became a Director                 and Other Directorships
 -----------------------        -----------------------------------------
 Lloyd McAdams (55)...... Mr. McAdams has been the Chairman of the Board,
  1997                    President and Chief Executive Officer of the Company
                          and of Anworth Mortgage Advisory Corporation (the
                          "Manager") since their formation. Mr. McAdams is also
                          the Chairman of the Board, Chief Investment Officer
                          and co-founder of Pacific Income Advisers, Inc.
                          ("PIA"), an investment advisory firm organized in
                          1986 that manages an investment portfolio for
                          institutional and individual clients. Mr. McAdams is
                          the President of Syndicated Capital, Inc., a
                          registered broker-dealer. Mr. McAdams also serves as
                          a director of Monterey Mutual Fund. Before joining
                          PIA, Mr. McAdams held the position of President of
                          Security Pacific Investment Managers, Inc. from 1981
                          to 1987, Senior Vice President of Trust Company of
                          the West from 1975 to 1981, and an Investment Officer
                          with the State of Tennessee from 1973 to 1975. In
                          1983, Mr. McAdams served as a Board member of the
                          California Public Employees Retirement System
                          ("CALPERS"). Mr. McAdams holds a Bachelor of Science
                          in Statistics from Stanford University and a Masters
                          in Business Administration from the University of
                          Tennessee. Mr. McAdams is a Chartered Financial
                          Analyst, Chartered Investment Counselor and a
                          Certified Employee Benefit Specialist.

 Joe E. Davis (66)*...... Mr. Davis has been a director of the Company since
  1997                    its formation. Since 1982, Mr. Davis has been a
                          private investor. From 1974 to 1982, Mr. Davis served
                          as President and Chief Executive Officer of National
                          Health Enterprises, Inc. Mr. Davis also serves as a
                          director of BMC Industries, Inc., Wilshire
                          Technologies, Inc., Natural Alternatives, Inc. and
                          American Funds Insurance Series and as a trustee of
                          American Variable Insurance Trust.

 Charles H. Black (74)*.. Mr. Black has been a director of the Company since
  1997 its formation. Since 1985, Mr. Black has been a private investor and financial consultant. From 1985 to 1987, he served as Vice Chairman and Director of Pertron Controls Corporation. From 1982 to 1985, Mr.
                          Black served as the Executive Vice President,
                          Director, Chief Financial Officer and Chairman of
                          Investment Committee for Kaiser Steel Corporation.
                          From 1980 to 1982, Mr. Black served as Executive Vice
                          President and Chief Financial Officer of Great
                          Western Financial Corporation. From 1957 to 1980, Mr.
                          Black served at Litton Industries, where he ultimately held the position of Corporate Vice
                          President and Treasurer. Mr. Black is a member of the Board of Governors of the Pacific Exchange, Inc. Mr.
                          Black serves as a director of Investment Company of America, Orincon Industries, Inc. and Wilshire
                          Technologies, Inc. and as an advisory director of Windsor Capital Group, Inc.

 Charles F. Smith (68)*.. Mr. Smith has been a director of the Company since
  2001                    April 2001. Since 1984, Mr. Smith has served as
                          President of Charles F. Smith & Co., Inc., an investment banking firm. Mr. Smith serves as a trustee of St. John's Hospital Foundation and
                          Marymount High School. Mr. Smith also serves as a director of FirstFed Financial Corp., Trans Ocean
                          Distribution, Ltd. and Sizzler International, Inc.

--------
* Member of Audit Committee

Vote Required

  The affirmative vote of a plurality of the votes cast at the Annual Meeting is necessary for the election of a director. The Board of Directors recommends that the stockholders vote "FOR" the four nominees listed above.

Information Regarding Board of Directors

  Directors are elected annually to serve until the next Annual Meeting of stockholders and until their successors are elected and qualified.

  During 2000, the Company's Board of Directors had an Audit Committee, but not a Compensation Committee or a Nominating Committee. The Audit Committee is responsible for making recommendations concerning the engagement of independent certified public accountants, approving professional services provided by the independent public accountants and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee is currently comprised of Messrs. Davis, Black and Smith.

  The Company does not have a Compensation Committee because the Company has no paid officers or employees. However, the Board of Directors of the Company, which consists of a majority of directors not affiliated with the Manager (the "Unaffiliated Directors"), administers the Company's 1997 Stock Option and Awards Plan. In addition, the Unaffiliated Directors review from time to time the Management Agreement dated March 17, 1998 between the Company and the Manager (the "Management Agreement") to determine whether the contracted fee schedule is reasonable in relation to the nature and quality of services performed by the Manager thereunder.

  During 2000, the Board of Directors held four meetings and the Audit Committee held one meeting. Each Director attended each of the meetings of the Board of Directors and each member of the Audit Committee attended the meeting held by the Audit Committee during 2000.

  Unaffiliated Directors receive a fee of $6,000 per year, payable semiannually, and $1,000 for each meeting of the Board of Directors attended and each meeting of the Audit Committee attended not immediately preceding or following a Board meeting. Directors are reimbursed reasonable expenses incurred in attending Board and Audit Committee meetings. Concurrently upon the initial public offering of the Company's Common Stock in March 1998, the Company granted each Unaffiliated Director options to purchase 6,000 shares of Common Stock under the 1997 Stock Option and Awards Plan at an exercise price of $9.00 per share. Such options vested 100% on September 17, 1998. In 1999, the Company granted each Unaffiliated Director an option to purchase
1,250 shares of Common Stock under the 1997 Stock Option and Awards Plan at an exercise price of $4.60 per share. Such options vest 100% on April 16, 2002, the third anniversary of the date of grant. In 2000, the Company did not grant any options to any Director.

  Directors are required to devote only so much of their time to the Company's affairs as is necessary or required for the effective conduct and operation of the Company's business. Because the Management Agreement provides that the Manager will assume principal responsibility for managing the affairs of the Company, the directors of the Company, in their capacities as such, are not expected to devote substantial portions of their time to the affairs of the Company. However, in their capacities as officers or employees of the Manager, or its affiliates, they will devote such portion of their time to the affairs of the Manager as is required for the performance of the duties of the Manager under the Management Agreement.

  No family relationships exist between any of the executive officers or directors of the Company, except that Lloyd McAdams and Heather U. Baines are husband and wife and Lloyd McAdams and Joseph E. McAdams are father and son.

                              EXECUTIVE OFFICERS

  All officers serve at the discretion of the Board of Directors. Although the Company may have salaried employees, it currently has no such employees. The persons listed below are the executive officers of the Company:

         Name          Age Position(s) Held
         ----          --- ----------------
 Lloyd McAdams          55 Chairman of the Board, President and Chief Executive
                           Officer
 Pamela J. Watson       46 Executive Vice President, Chief Financial Officer
                           and Secretary
 Heather U. Baines      59 Executive Vice President
 Evangelos Karagiannis  39 Vice President
 Joseph E. McAdams      32 Vice President

  Biographical information regarding each executive officer who is not a director is set forth below:

  Pamela J. Watson has been an Executive Vice President and the Chief Financial Officer, Treasurer and Secretary of the Company since its formation and an Executive Vice President and the Chief Financial Officer and Secretary of the Manager since its formation. Ms. Watson joined PIA in 1996 and holds the position of Vice President. Prior to joining PIA, from 1990 to 1995, Ms. Watson was employed by Kleinwort Benson Cross Financing Inc. and Kleinwort Benson Capital Management Inc., an interest rate swap dealer and investment management firm owned by the British merchant bank Kleinwort Benson Group plc., where Ms. Watson served as Chief Financial Officer from 1991 to 1995. From 1989 to 1990, Ms. Watson was employed by Security Pacific State Trust Company as a Business Manager, and from 1986 to 1989, she held the position of Vice President of Capital Research and Management Company, the mutual fund arm of The Capital Group. Ms. Watson holds a Bachelor of Science degree from Lehigh University and a Masters in Business Administration from Claremont Graduate School.

  Heather U. Baines has been an Executive Vice President of the Company and of the Manager since their formation. Since 1987, she has held the position of President and Chief Executive Officer of PIA. From 1978 to 1987, Ms. Baines was employed by Security Pacific Investment Managers, Inc., ultimately holding the position of Senior Vice President and Director. Ms. Baines holds a bachelors degree from Antioch College.

  Evangelos Karagiannis has been a Vice President of the Company and of the Manager since their formation. Mr. Karagiannis joined PIA in 1992 and holds the position of Vice President. Mr. Karagiannis serves as Fixed Income Portfolio Manager with a specialty in mortgage-backed securities and is also responsible for PIA's quantitative research. Mr. Karagiannis has been the author, and co-author with Mr. McAdams, of articles on fixed income portfolio management and for PIA's internal research. Mr. Karagiannis filed a petition for bankruptcy under Chapter 7 of the Bankruptcy Code in 1996. Mr. Karagiannis holds a Doctor of Philosophy degree in physics from the University of California at Los Angeles ("UCLA") and, prior to joining PIA, was a postdoctoral fellow at UCLA, where he was a Fulbright Scholar. Mr. Karagiannis is also a Chartered Financial Analyst.

  Joseph E. McAdams has been a Vice President of the Company and of the Manager since June 19, 1998. Mr. McAdams joined PIA in 1998 and holds the position of Vice President. Mr. McAdams serves as Fixed Income Portfolio Manager with a specialty in mortgage-backed securities and is also responsible for PIA's fixed income trading. Prior to joining PIA, from 1993 to 1998, Mr. McAdams was employed by Donaldson, Lufkin & Jenrette Securities Corp. as a mortgage-backed security trader and analyst. Mr. McAdams holds a Master of Arts degree in Economics from the University of Chicago and a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania. Mr. McAdams is also a Chartered Financial Analyst.

                  EXECUTIVE COMPENSATION AND RELATED MATTERS

  The Company has not paid, and does not intend to pay, any annual compensation to the Company's executive officers for their services as executive officers. The Company, from time to time, in the discretion of the Board of Directors, may grant options to purchase shares of Company Common Stock to the executive officers and directors pursuant to the 1997 Stock Option and Awards Plan.

Options Granted in 2000

  The Company did not grant any options to purchase shares of the Company's Common Stock during 2000. The Company did not grant any stock appreciation rights in 2000.

2000 Year-End Values

  The following table sets forth the number and dollar value of unexercised options held by the Company's executive officers as of December 31, 2000.

                         FISCAL YEAR-END OPTION VALUES

                               Number of Securities      Value of Unexercised
                              Underlying Unexercised         In-the-Money
                             Options at FY-End (#)(1)    Options at FY-End ($)
                             ------------------------- -------------------------
Name                         Exercisable/Unexercisable Exercisable/Unexercisable
----                         ------------------------- -------------------------
Lloyd McAdams...............       26,640/25,860                  0/0
Pamela J. Watson............       21,312/20,688                  0/0
Heather U. Baines...........       21,312/15,688                  0/0
Evangelos Karagiannis.......       21,312/20,688                  0/0
Joseph E. McAdams...........            0/10,000                  0/0

--------
(1) Excludes shares issuable upon the exercise of options pursuant to accrued DERs granted in conjunction with such options, which shares are set forth below.

Shares Accrued Pursuant to DERs in 2000

  The following table sets forth the number of additional shares issuable upon the exercise of stock options as a result of dividends paid by the Company in 2000 and DERs granted to executive officers and directors of the Company.

              SHARES ACCRUED PURSUANT TO DERs IN LAST FISCAL YEAR

                                           Shares Accrued       Shares Vested
Name                                     Pursuant to DERs(1) Pursuant to DERs(2)
----                                     ------------------- -------------------
Lloyd McAdams...........................        6,129               9,290
Pamela J. Watson .......................        4,904               7,432
Heather U. Baines.......................        4,760               7,432
Evangelos Karagiannis...................        4,904               7,432
Joseph E. McAdams.......................          286                   0
Charles H. Black........................           36                   0
Joe E. Davis............................           36                   0

--------
(1) Based upon DERs issued in conjunction with stock option grants. The shares accrued pursuant to DERs represent shares issuable (assuming the underlying options have vested) proportionately upon the exercise of the related stock options at no additional consideration. The number of shares is derived from (a) the product of the dividend per share paid during 2000 multiplied by the number of shares subject to stock options granted to the respective executive officer divided by (b) the fair market value of the Company's Common Stock on the dividend payment date.

(2) The additional shares vest 33.3% per year in accordance with the vesting schedule for the related options that were granted in 1998 and 100% upon the third anniversary of the date of the grant of options granted in 1999. The DERs expire ten (10) years from the date of grant or earlier upon termination of employment in accordance with the expiration and termination of the related options.

Section 16(a) Beneficial Ownership Reporting Compliance

  Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, officers and persons holding more than 10% of the Company's Common Stock are required to file forms reporting their beneficial ownership of the Company's Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company copies of the forms so filed. Based solely upon a review of copies of such forms filed with the Company, the Company believes that during 2000, its officers and directors complied with the
Section 16(a) filing requirements on a timely basis.

Compensation Committee Interlocks and Insider Participation

  The Company does not have a Compensation Committee, and because the Company did not pay annual compensation to its executive officers in 2000, no officer or employee of the Company participated in deliberations of the Company's Board of Directors concerning executive officer compensation. None of the executive officers of the Company has served on the Board of Directors or on the Compensation Committee of any other entity which had officers who served on the Company's Board of Directors.

                            AUDIT COMMITTEE REPORT

  The Audit Committee of the Board of Directors is comprised of three independent directors, as defined by American Stock Exchange rules, and operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A. The members of the Audit Committee are Joe E. Davis, Charles H. Black and Charles F. Smith.

  The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to oversee these processes.

  In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

  The Company's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the firm's independence.

  Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                                          Respectfully Submitted by the Audit
                                          Committee of the Board of Directors,

                                          Charles H. Black
                                          Joe E. Davis
                                          Charles F. Smith

Audit and Related Fees

  Audit Fees. The aggregate fees billed by PricewaterhouseCoopers for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in the Company's Forms 10-K for fiscal 2000 were $36,500.

  Financial Information Systems Design and Implementation Fees. There were no fees billed by PricewaterhouseCoopers to the Company for financial information systems design and implementation fees for fiscal 2000.

  All Other Fees. The aggregate fees billed to the Company for all other services rendered by PricewaterhouseCoopers for fiscal 2000 were $2,800.

  The Audit Committee has determined that the provision of services rendered above for all other fees is compatible with maintaining
PricewaterhouseCoopers's independence.

                            TOTAL RETURN COMPARISON

  The following graph presents a total return comparison of the Company's Common Stock, since the commencement of the Company's operations on March 17, 1998 through December 31, 2000, with the Standard & Poor's 500 Index and the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") Mortgage REIT Index. The total return reflects stock price appreciation, if any, and the value of dividends for the Company's Common Stock and for each of the comparative indices. The graph assumes that $100 was invested on March 17, 1998 (the date of the Company's commencement of operations) in the Company's Common Stock and each of the indices, and that all dividends were reinvested. The total return performance shown in this graph is not necessarily indicative of and is not intended to suggest future total return performance.

    Total Return Comparison Since the Company's Commencement of Operations
                           Through December 31, 2000

[Chart to be provided separately]

1998                                    3/17/98 3/31/98 6/30/98 9/30/98 12/31/98
----                                    ------- ------- ------- ------- --------
Anworth Mortgage Asset Corp............ $100.00 $ 97.22 $ 91.67 $ 52.48 $ 47.35
S&P Composite-500 Index................ $100.00 $102.31 $105.69 $ 95.18 $115.48
NAREIT Mortgage REIT Index............. $100.00 $100.32 $ 96.79 $ 84.20 $ 69.01

1999                                            3/31/99 6/30/99 9/30/99 12/31/99
----                                            ------- ------- ------- --------
Anworth Mortgage Asset Corp.................... $ 54.02 $ 60.95 $ 61.76 $ 58.53
S&P Composite-500 Index........................ $121.23 $129.77 $121.68 $140.20
NAREIT Mortgage REIT Index..................... $ 64.55 $ 78.33 $ 53.34 $ 46.09

2000                                            3/31/00 6/30/00 9/30/00 12/31/00
----                                            ------- ------- ------- --------
Anworth Mortgage Asset Corp.................... $ 59.59 $ 59.00 $ 71.76 $ 59.72
S&P Composite-500 Index........................ $143.42 $139.61 $138.26 $127.46
NAREIT Mortgage REIT Index..................... $ 46.28 $ 47.02 $ 50.54 $ 53.44

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  As of April 30, 2001, there were 2,359,664 shares of the Company's Common Stock outstanding. The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of April 30, 2001 by (i) each director of the Company, (ii) each executive officer of the Company, (iii) each person who is known to the Company to beneficially own more than 5% of the Company's Common Stock and
(iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 30, 2001 through the exercise of any stock option or other right. Unless otherwise noted, the Company believes that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

                                                Amount and Nature of Percent of
Beneficial Owner                                Beneficial Ownership   Class
----------------                                -------------------- ----------
Apex Mortgage Capital, Inc./The TCW Group(1)..        221,600            8.8%
Lloyd McAdams(2)..............................        260,890           10.2%
Pamela J. Watson(3)...........................         43,260            1.7%
Heather U. Baines(4)..........................        199,375            7.8%
Evangelos Karagiannis(5)......................         43,260            1.7%
Joe E. Davis(6)...............................         10,000              *
Charles H. Black(7)...........................         16,000              *
Joseph E. McAdams(8)..........................         41,700            1.6%
All Directors and Officers as a Group (7
 Persons)(9)..................................        459,171           18.0%

-------
*  Less than 1%.

(1) This information was obtained from a Schedule 13D filed with the Securities and Exchange Commission on March 27, 2000. According to the
    Schedule 13D, Apex Mortgage Capital, Inc. ("Apex") is managed by TCW Investment Management Company ("TIMCO"), which is a direct, wholly-owned subsidiary of TCW Group, Inc. Daniel K. Osbourne is the Executive Vice President, Chief Operating Officer and Chief Financial Officer of Apex and a Senior Vice President of TIMCO and has full management and investment authority with respect to the shares held by Apex. The address for Apex is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

(2) Includes (i) 124,615 shares held by Lloyd McAdams and Heather U. Baines as community property, (ii) 54,075 shares subject to stock options exercisable within 60 days of April 30, 2001 and (iii) 30,700 shares owned by the McAdams Foundation of which Lloyd McAdams is a director.
    Mr. McAdams shares voting and investment power over the shares held by the Foundation and disclaims any beneficial interest in the shares held by this entity. The Company's Board of Directors has granted Mr. McAdams an exemption from the 9.8% ownership limitation as set forth in the Company's charter documents, permitting him, Heather U. Baines and Joseph E. McAdams collectively to hold up to 19% of the Company's outstanding shares.

(3) Includes 43,260 shares subject to stock options exercisable within 60 days of April 30, 2001.

(4) Includes (i) 124,615 shares held by Lloyd McAdams and Heather U. Baines as community property and (ii) 43,260 shares subject to stock options exercisable within 60 days of April 30, 2001.

(5) Includes 43,260 shares subject to stock options exercisable within 60 days of April 30, 2001.

(6) Includes 6,000 shares subject to stock options exercisable within 60 days of April 30, 2001.

(7) Includes 6,000 shares subject to stock options exercisable within 60 days of April 30, 2001.

(8) Includes 30,700 shares owned by the McAdams Foundation of which Joseph McAdams is a director. Mr. McAdams shares voting and investment power over the shares held by the Foundation and disclaims any beneficial interest in the shares held by this entity.

(9) Anworth Mortgage Asset Corporation and each of the directors and officers may be reached at 1299 Ocean Avenue, Suite 200, Santa Monica, California 90401, telephone (310) 394-0115.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement

  The Company entered into the Management Agreement with the Manager effective March 17, 1998 for an initial term of five (5) years. The Management Agreement may be terminated by the Company without cause at any time upon sixty (60) days written notice by a majority vote of the Unaffiliated Directors or by a vote of the holders of a majority of the outstanding shares of capital stock having the right to vote. In addition, the Company has the right to terminate the Management Agreement for "cause" upon a material breach by the Manager of any provision contained in the Management Agreement or the bankruptcy or insolvency of the Manager. These events are not related to the Company's performance.

  The Manager receives a per annum base management fee based on the Average Net Invested Assets of the Company and its subsidiaries for such year, payable monthly in arrears, equal to 1% of the first $300 million of Average Net Invested Assets, plus 0.8% of the portion above $300 million. For services performed during 2000, such management fee paid by the Company to the Manager was $168,000. The term "Average Net Invested Assets" means, for any period, the difference between (i) the aggregate book value of the consolidated assets of the Company and its subsidiaries, before reserves for depreciation or bad debts or other similar non cash reserves and (ii) the book value of average debt associated with the Company's ownership of Mortgage Assets, computed by taking the average of such net values at the end of each month during such period.

  The Manager is entitled to receive as incentive compensation for each fiscal quarter, an amount equal to 20% of the Net Income of the Company, before Incentive Compensation, in excess of the amount that would produce an annualized Return on Equity equal to the Ten Year U.S. Treasury Rate (average of weekly average yield to maturity for U.S. Treasury securities (adjusted to a constant maturity of ten (10) years) as published weekly by the Federal Reserve Board during a quarter) plus 1%. The incentive compensation calculation and payment are made quarterly in arrears. The Manager received no incentive compensation for 2000. The term "Return on Equity" is calculated for any quarter by dividing the Company's Net Income for the quarter by its Average Net Worth for the quarter. For such calculations, the "Net Income" of the Company means the taxable income of the Company before the Manager's incentive compensation, net operating loss deductions arising from losses in prior periods and deductions permitted by the U.S. Internal Revenue Code of 1986, as amended (the "Code") in calculating taxable income for a REIT plus the effects of adjustments, if any, necessary to record hedging and interest transactions in accordance with generally accepted accounting principles. A deduction for all of the Company's interest expenses for borrowed money is taken in calculating Net Income. "Average Net Worth" for any period means the arithmetic average of the sum of the gross proceeds from any offering of its equity securities by the Company, before deducting any underwriting discounts and commissions and other expenses and costs relating to the offering, plus the Company's retained earnings (without taking into account any losses incurred in prior periods) computed by taking the average of such values at the end of each month during such period. For purposes of calculating the incentive compensation payable, the definition, Return on Equity, is not related to the actual distributions received by stockholders. The incentive compensation payments to the Manager are made before any income distributions are made to stockholders.

  The Company's Board of Directors reviews and approves the calculation of the base and incentive compensation paid to the Manager quarterly, one quarter in arrears, during each quarterly scheduled Board of Directors meeting.

  The terms of the Management Agreement have not been negotiated on an arm's-length basis and may not be as favorable as the Company could have obtained from an unaffiliated third party.

Certain Relationships

  Pursuant to the terms of the Management Agreement, the Manager and its affiliates, including PIA, agree on the allocation of mortgage securities between the Company and other accounts over which the Manager and its affiliates have control. Pursuant to such allocation, the Manager bases allocation decisions on the procedures the Manager considers fair and equitable, including, without limitation, such considerations as investment objectives, restrictions and time horizon, availability of cash and the amount of existing holdings. In some cases, some forms of pro rata allocations may be used and, in other cases, random allocation processes may be used. In other cases, neither may be used.

  Notwithstanding the foregoing, the aforementioned conflict may result in decisions or allocations of mortgage securities to affiliates of the Manager, including PIA, that are not in the best interests of the Company. In particular, it is possible that asset allocations made by the Manager could favor affiliates of the Manager, and the Company's operating income and distributions to stockholders could be materially and adversely affected.

  The Company is subject to additional conflicts of interest arising from its relationships with PIA and its officers, directors and affiliates. The Manager renders management services to the Company and is paid a management fee on a quarterly basis, resulting in a direct benefit to its owner, who is an officer and director of the Company. The Manager oversees the day-to-day operations of the Company pursuant to policies established by the Board of Directors and the authority delegated to the Manager under the Management Agreement. The Manager entered into an administrative services agreement with PIA upon the closing of the Company's initial public offering, pursuant to which PIA renders certain administrative services to the Manager. Such services include administrative, secretarial, data processing, operations and settlement, employee benefit and research services. The Manager and PIA determined the fee to be paid based upon what the parties believed such services would be valued at if negotiated between unaffiliated third parties on an arms-length basis. Mr. McAdams, the Company's Chairman of the Board, President and Chief Executive Officer, and Ms. Baines, a Company Executive Vice President, beneficially own all of the outstanding Common Stock of the Manager. Additionally, Mr. McAdams and Ms. Baines beneficially own 92.5 shares, representing 92.5% of the outstanding stock, of PIA, and Mr. McAdams and Ms. Baines are husband and wife. Additionally, the officers and employees of the Manager are also officers of the Company and officers and employees of PIA.

                 PROPOSAL NO. 2: RATIFICATION OF AMENDMENT TO
                     THE 1997 STOCK OPTION AND AWARDS PLAN

  At the Annual Meeting, stockholders will be asked to approve an amendment, adopted by the Board of Directors on April 20, 2001 (the "Amendment"), to the 1997 Stock Option and Awards Plan (as previously amended and as modified by the Amendment, the "Stock Option and Awards Plan," unless the context otherwise indicates, a copy of which is attached hereto as Appendix B.)

  The Company has granted a number of options and dividend equivalent rights have accrued in connection with the hiring and retention of management. As a result, the Board of Directors believes that it is prudent to increase the authorized number of shares under the Stock Option and Awards Plan in order to assure that a sufficient number of shares exist for future issuance of awards to new personnel and the directors and officers by the Company. The Amendment increases the authorized number of shares under the Stock Option and Awards Plan by 300,000 shares for a total of 600,000 authorized shares (subject to customary adjustments for recapitalizations and similar events described below.)

  As of April 19, 2001, a total of 198,000 shares were subject to outstanding but unexercised options under the Stock Option and Awards Plan, and 50,356 shares had accrued pursuant to dividend equivalent rights granted thereunder. No shares had been issued pursuant to the exercise of outstanding options or accrued dividend equivalent rights. As of April 19, 2001, a total of 51,644 shares remained available for grant purposes (plus any shares which may become available because outstanding options and accrued dividend equivalent rights expire, are canceled or otherwise terminate before being exercised).

  The benefits to be received in 2001 as a result of the Amendment by the current executive officers and the current directors who are not officers are not determinable, because all grants under the Stock Option and Awards Plan are discretionary.

Summary Description of the Stock Option and Awards Plan

  In December 1997, the Company adopted the Stock Option and Awards Plan which provides for the grants of (i) qualified incentive stock options ("ISOs") which meet the requirements of Section 422 of the Code; (ii) stock options not so qualified ("NQSOs"); (iii) deferred stock, in which delivery of Common Stock occurs upon expiration of a deferral period; (iv) restricted stock, in which Common Stock is granted to participants subject to restrictions on transferability and other restrictions, which lapse over time; (v) performance shares, consisting of a right to receive Common Stock subject to restrictions based upon the attainment of specified performance criteria; (vi) stock appreciation rights, whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control of the Company (as defined in the Stock Option and Awards Plan) or upon other events (collectively, items
(iii) through (vi) are referred to herein as "Awards"); and (vii) DERs, consisting of a right to receive cash or stock equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments. The amount of cash that may be paid under a grant of DERs is limited only by the number of DERs awarded and the amount of dividends paid by the Company to its stockholders.

  The purpose of the Stock Option and Awards Plan is to provide a means of compensation in order to attract and retain qualified personnel and to provide an incentive to others whose job performance affects the Company. The Stock Option and Awards Plan is administered by the Board of Directors or a Committee appointed by the Board of Directors (the "Administrator"). Under the terms of the Awards Plan, if the Administrator is a Committee, the Committee shall be composed entirely of two or more individuals who meet the qualifications to be a "Non-Employee Director" as defined in Rule 16b-3 as promulgated by the Commission under the Exchange Act. The Administrator is currently the Board of Directors, the majority of which are Unaffiliated Directors. ISOs may be granted to the officers and key employees of the Company, its subsidiaries or parent corporation. NQSOs and Awards may be granted to the directors, officers, key employees and agents and consultants of the Company, subsidiaries or parent corporation, if any, and to the directors, officers and key employees of the Manager.

  Grants made by the Administrator under the Stock Option and Awards Plan are discretionary, although the Administrator may consider such factors as a grantee's ability, ingenuity and industry. The Administrator has the authority under the Stock Option and Awards Plan, among other things, to: (i) select the employees of the Company, any subsidiary, a parent corporation or the Manager who shall be eligible under the Stock Option and Awards Plan; (ii) determine the form of options or Awards, or combinations thereof, and whether such options or Awards are to operate on a tandem basis or in conjunction with other options or Awards; (iii) determine the number of shares of Common Stock or rights covered by an option or award; and (iv) determine the terms and conditions of any options or Awards granted under the Stock Option and Awards Plan. There is no limit as to the number of stock options that may be granted to any individual, provided that no holder of 9.8% or more of the outstanding Common Stock of the Company may be granted an option or Award. Stock options and Awards granted are in addition to the incentive compensation the Manager will earn under the Management Agreement.

  The Stock Option and Awards Plan provides for granting of DERs in tandem with all options granted under the Stock Option and Awards Plan, in the discretion of the Administrator. Such DERs accrue for the account of the optionee shares of Common Stock upon the payment of cash dividends on outstanding shares of Common Stock. The number of shares accrued is determined by a formula and such shares are transferred to the optionee only upon exercise of the related option. The Stock Option and Awards plan permits DERs to be granted under the Stock Option and Awards Plan with certain characteristics. First, DERs can be issued in "current-pay" form so that payment can be made to the optionee at the same time as dividends are paid to holders of outstanding Common Stock. Second, DERs can be made eligible to participate not only in cash distributions but also distributions of stock or other property made to holders of outstanding Common Stock. Shares of Common Stock accrued for the account of the optionee pursuant to a DER grant may also be made eligible to receive dividends and distributions. Finally, DERs can be made "performance based" by conditioning the right of the holder of the DER to receive any dividend equivalent payment or accrual upon the satisfaction of specified performance objective.

  Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the Stock Option and Awards Plan, as amended, currently authorizes the grant of options to purchase, and Awards of, an aggregate of 600,000 shares. There is no limit to the amount of Stock Options that may be granted to any individual. If an option granted under the Stock Option and Awards Plan expires or terminates, or an Award is forfeited, the shares subject to any unexercised portion of such option or Award will again become available for the issuance of further options or Awards under the Stock Option and Awards Plan.

  Unless previously terminated by the Board of Directors, the Stock Option and Awards Plan will terminate in December 2007, and no options or Awards may be granted under the Stock Option and Awards Plan thereafter.

  Options granted under the Stock Option and Awards Plan will become exercisable in accordance with the terms of the grant made by the Administrator. Awards will be subject to the terms and restrictions of the Award made by the Administrator. The Administrator has discretionary authority to select participants from among eligible persons and to determine at the time an option or Award is granted when and in what increments shares covered by the option may be purchased and, in the case of options, whether it is intended to be an ISO or a NQSO provided, however, that certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then fair market value of the Common Stock (110% in the case of a grantee who holds more than 10% of the outstanding Common Stock) and a maximum term of ten years (five years in the case of a grantee who holds more than 10% of the outstanding Common Stock).

  Under current law, ISOs may not be granted to any director of the Company who is not also an employee, or to directors, officers and other employees of entities unrelated to the Company. Additionally, no options or Awards may be granted under the Stock Option and Awards Plan to any person who, assuming exercise of all options held by such person, would own or be deemed to own more than 9.8% of the outstanding shares of equity stock of the Company.

  Each option must terminate no more than 10 years from the date it is granted (or five years in the case of ISOs granted to an employee who is deemed to own in excess of 10% of the combined voting power of the Company's outstanding equity stock). Options may be granted on terms providing for exercise either in whole or in any part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals during the term of the option.

  The exercise price of any option granted under the Stock Option and Awards Plan is payable in full in cash, or its equivalent as determined by the Administrator. The Company may make loans available to optionholders to exercise options evidenced by a promissory note executed by the optionholder and secured by a pledge of Common Stock with fair market value at least equal to the principal of the promissory note unless otherwise determined by the Administrator.

  The Board of Directors may from time to time revise or amend the Stock Option and Awards Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may impair the rights of any participant under any outstanding Award without his consent or may, without stockholder approval, increase the number of shares subject to the Stock Option and Awards Plan or decrease the exercise price of a stock option to less than 100% of fair market value on the date of grant (with the exception of adjustments resulting from changes in capitalization), materially modify the class of participants eligible to receive options or Awards under the Stock Option and Awards Plan, materially increase the benefits accruing to participants under the Stock Option and Awards Plan or extend the maximum option term under the Stock Option and Awards Plan.

Vote Required

  The affirmative vote of a majority of the votes cast at the Annual Meeting is necessary to approve the Amendment. The Board of Directors recommends that the stockholders vote "FOR" the approval of the Amendment to the Stock Option and Awards Plan.

          PROPOSAL NO. 3: RATIFICATION OF PRICEWATERHOUSECOOPERS LLP
                          AS INDEPENDENT ACCOUNTANTS

  The Board of Directors, with the concurrence of the Audit Committee, has selected PricewaterhouseCoopers to audit the accounts of the Company for its fiscal year ending December 31, 2001.

  PricewaterhouseCoopers has served as the principal independent accountants for the Company since September 23, 1999, when McGladrey & Pullen, LLP ("McGladrey"), the Company's accountants for the fiscal year ending December 31, 1998, resigned as independent auditors of the Company. McGladrey resigned pursuant to their agreement to sell their investment management practice to PricewaterhouseCoopers. Three partners and twenty-two professionals, including the partner and staff previously serving the Company, joined PricewaterhouseCoopers. The report of McGladrey on the financial statements of the Company for the fiscal year ended December 31, 1998, which was the Company's initial period of operation, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that fiscal year and the subsequent interim period preceding the termination of McGladrey, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

  None of the reportable events listed in Item 304(a)(1)(iv) of Regulation S-K occurred with respect to the Company during the Company's fiscal year ended December 31, 1998 and the subsequent interim period preceding the termination of McGladrey. On September 20, 1999, the Company, with the approval of its Board of Directors and its Audit Committee, engaged PricewaterhouseCoopers as its independent auditors. During the Company's fiscal year ended December 31, 1998 and the subsequent interim period preceding the engagement of PricewaterhouseCoopers, neither the Company nor anyone on its behalf consulted PricewaterhouseCoopers regarding the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice concerning same was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

  The Company has been advised by PricewaterhouseCoopers that the firm has no relationship with the Company or its subsidiaries or affiliates other than that arising from the firm's engagement as auditors, tax advisors and consultants. If the selection of PricewaterhouseCoopers is not ratified by the affirmative vote of at least a majority of the shares casting votes on the matter at the meeting, or if prior to the Annual Meeting, PricewaterhouseCoopers should decline to act or otherwise become incapable of acting, or if its employment should be otherwise discontinued by the Board of Directors, then in any such case the Board of Directors will appoint other independent auditors whose employment for any period subsequent to the 2001 Annual Meeting will be subject to ratification by the stockholders at the 2002 Annual Meeting. A representative of PricewaterhouseCoopers will not be present in person at the Annual Meeting, but will be available via telephone conference to make a statement, if he or she so desires, and to respond to appropriate questions.

  The affirmative vote of a majority of the votes cast at the Annual Meeting is necessary to ratify the appointment of PricewaterhouseCoopers. The Board of Directors recommends that the stockholders vote "FOR" the proposal to ratify the selection of PricewaterhouseCoopers as the Company's independent accountants for the fiscal year ended December 31, 2001.

                                 OTHER MATTERS

  Management of the Company knows of no matters other than those referred to above to be voted upon at the Annual Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                                 MISCELLANEOUS

  The Company will bear the expense of this proxy solicitation. Directors, officers and employees of the Company may solicit proxies by telephone or in person (but will receive no additional compensation for such solicitation). In addition, brokerage firms and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies, and the Company will reimburse such brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of Common Stock of the Company.

                                 ANNUAL REPORT

  A copy of the Annual Report of the Company for the year ended December 31, 2000, including financial statements for the year then ended, is transmitted herewith.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

  Proposals of stockholders for consideration at the 2002 Annual Meeting of Stockholders must be received by the Company no later than the close of business December 28, 2001, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                                          By Order of the Board of Directors

April 30, 2001
                                          /s/ Pamela J. Watson

                                          Pamela J. Watson
                                          Secretary

                                                                      APPENDIX A

                       CHARTER OF THE AUDIT COMMITTEE OF
                           THE BOARD OF DIRECTORS OF
                       ANWORTH MORTGAGE ASSET CORPORATION

 COMMITTEE                 The Board of Directors (the "Board") of Anworth
                           Mortgage Asset Corporation (the "Corporation") has
                           established a standing committee to be known as the
                           Audit Committee (the "Committee").

 OBJECTIVES                The purpose of the Committee is to oversee the
                           Corporation's auditing, accounting and control
                           functions, including primary responsibility for the
                           financial reporting process of the Corporation.

 SCOPE OF ACTIVITIES       To the full extent permitted by applicable law, the
                           Committee shall exercise the following powers and
                           duties:

                           (a) Recommend to the Board the firm of independent
                               auditors to be selected to audit the
                               Corporation financial statements;

                           (b) Meet with the Corporation's independent
                               auditors at least annually and review the scope of the annual audit (inclusions and exclusions), any open questions as to the choice of acceptable accounting principles to be applied and all other matters relating to the auditors' relationship with the
                               Corporation;

                           (c) Advise the Board as to the auditors'
                               performance, including the scope and adequacy of the auditors' review;

                           (d) Recommend, where appropriate, the removal or
                               replacement of the independent auditors;

                           (e) Review the Corporation's annual financial
                               statements, including the footnotes, and discuss such statements with the auditors prior to release of the Corporation's annual report;

                           (f) Receive and consider the auditors' comments and
                               suggestions as to internal audit and control procedures, adequacy of staff, and other matters;

                           (g) Receive and review periodic reports of the
                               Corporation's internal audit staff; meet with internal audit staff to review and approve the internal audit staff to review and approve the internal audit programs; review the executive management's responses to internal audit staff reports; review the adequacy of the Corporation's internal audit staff and report thereon to the Board;

                           (h) Approve non-audit services to be rendered to
                               the Corporation by the independent auditors, if any, after considering the effect on audit independence;

                           (i) Meet with the request and obtain reports and
                               information from such Corporation officers, employees, suppliers and others as the Audit
                               Committee shall determine to be necessary in carrying out their duties as set forth above;

                           (j) Take, or recommend that the full Board
                               take, appropriate action to oversee the
                               independence of the outside auditors;

                           (k) Receive and review periodic written
                               statements from the independent auditors delineating all relationships between the auditors and the Corporation; and

                           (l) Engage in an active dialogue with the
                               auditors with respect to any disclosed
                               relationships or services that may impact the objectivity and independence of the auditors.

 COMPOSITION               To the full extent permitted by applicable law, the
                           Committee's composition shall meet the following
                           requirements:

                           (a) The Committee is to be composed of such
                               number of Corporation directors as may be appointed by the Board, but in no event less than three (3).

                           (b) No Committee member shall be a full time
                               employee of the Corporation. All of the
                               Directors on the Committee shall be
                               outside directors who are independent of Corporation management and are in a better position to provide the independent point of view crucial to this Committee's effectiveness.

                           (c) One of the members so appointed will be
                               designated by the Board as the
                               Chairperson of the Committee.

                           (d) One member of the Committee must have
                               past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

 TERM The Board shall appoint the members of the Committee to serve until their successors have been dully designated. Members of the Committee may be removed by the Board for any reason and at any time.

 VACANCIES                 Vacancies on the Committee shall be filled by vote
                           of the Board during its first meeting following the
                           occurrence of such vacancy.

 MEETINGS The Committee shall hold regular meetings on such days as it shall determine. Other meetings of the Committee will be held at the request of the Chairperson of the Committee or any two other
                           Committee members. Minutes shall be regularly kept of the Committee proceedings, by a person appointed by the Committee to do so.

 AGENDA Prior to each regularly scheduled meeting, the Committee will receive a prepared agenda for the meeting. Other topics for discussion may be introduced at the meeting at the request of any Committee member.

 ATTENDANCE                Such corporate officers and other employees of the
                           Corporation, as the Committee may regularly or from
                           time-to-time designate, shall attend the meetings.

 OUTSIDE ASSISTANCE        Subject to the prior approval of the Board, the
                           Committee is auithorized to engage or employ such
                           outside professional or other services as in its
                           discretion may be required to fulfill its
                           responsibilities.

 PROCEDURE                 The Committee may adopt rules for its meetings and
                           activities. In the absence of any such rules,
                           Committee actions shall be governed by the
                           Corporation's Bylaws and applicable law. In all
                           cases, a quorum of the Committee shall be a
                           majority of the persons then serving as memabers of
                           the Committee.

                                                                     APPENDIX B

                      ANWORTH MORTGAGE ASSET CORPORATION
                       1997 STOCK OPTION AND AWARDS PLAN
               (as amended February 16, 1998 and April 20, 2001)

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

  (a) This plan is intended to implement and govern the 1997 Stock Option and Awards Plan (the "Plan") of Anworth Mortgage Asset Corporation, a Maryland corporation (the "Company"). The Plan was adopted by the Board of Directors of the Company (the "Board") as of December 17, 1997, subject to the approval of the Company's stockholders. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the directors, officers and other key employees, and agents and consultants that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

  (b) Definitions.

  For purposes of the Plan, the following terms shall be defined as set forth below:

    (1) "Accrued DERs" means DERs with the accrual rights described in
  Section 5(k).

    (2) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

    (3) "Board" means the Board of Directors of the Company.

    (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

    (5) "Committee" means the Compensation Committee of the Board, which shall be composed entirely of two or more individuals who meet the qualifications to be a "Non-Employee Director" as defined in Rule 16b-3 ("Rule 16b-3") as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), as such rule may be amended from time to time, or any successor definition adopted by the Commission, or any other Committee the Board may subsequently appoint to administer the Plan. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

    (6) "Company" means Anworth Mortgage Asset Corporation, a corporation organized under the laws of the State of Maryland (or any successor corporation).

    (7) "Current-pay DERs" means DERs with the current-pay rights described in Section 5(k).

    (8) "DERs" shall mean Accrued DERs and Current-pay DERs.

    (9) "Deferred Stock" means an award granted pursuant to Section 7 of the right to receive Stock at the end of a specified deferral period.

    (10) "Disability" means permanent and total disability as determined within the meaning of Section 22(e)(3) of the Code.

    (11) "Effective Date" shall mean the date provided pursuant to Section
  14.

    (12) "Eligible Employee" means an employee of the Company, any Subsidiary, a Parent Corporation or the Manager eligible to participate in the Plan pursuant to Section 4.

    (13) "Fair Market Value" means, as of any given date, with respect to any award granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street

  Journal Composite Tape, or (B) the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion. The Fair Market Value on the effective date of the Company's IPO shall be the price at which the Company's Stock is issued in connection therewith.

    (14) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

    (15) "IPO" means the Company's initial public offering of its Stock on a Form S-11 Registration Statement.

    (16) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in Section 10 below).

    (17) "Manager" means Anworth Mortgage Advisory Corporation, a California corporation.

    (18) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

    (19) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

    (20) "Participant" means any Eligible Employee of the Company, any Subsidiary, a Parent Corporation or the Manager, or any consultant or agent of the Company (including, but not limited to, third party service providers which provide services pursuant to services agreements), any Subsidiary or a Parent Corporation selected by the Committee, pursuant to the Administrator's authority in Section 2, to receive grants of Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

    (21) "Restricted Period" means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock awards pursuant to Section 7.

    (22) "Performance Share" means an award of shares of Stock granted pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

    (23) "Restricted Stock" means an award granted pursuant to Section 7 of shares of Stock subject to restrictions that will lapse with the passage of time.

    (24) "Stock" means the common stock, $0.01 par value per share, of the Company.

    (25) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

    (26) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5.

    (27) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

  (a) The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Committee does not consist solely of Non-

Employee Directors, as referenced in the definition of Committee in Section 1 hereof, then the Plan shall be administered, and each grant shall be approved, by the Board.

  (b) The Administrator shall have the power and authority to grant to Eligible Employees and consultants or agents of the Company, any Subsidiary or Parent Corporation, or any employee of the Manager, pursuant to the terms of the Plan: (A) Stock Options (with or without DERs), (B) Stock Appreciation Rights or Limited Stock Appreciation Rights, (C) Restricted Stock, (D) Deferred Stock, (E) Performance Shares or (F) any combination of the foregoing.

  In particular, the Administrator shall have the authority:

    (1) to select those employees of the Company, any Subsidiary, a Parent Corporation or the Manager who shall be Eligible Employees;

    (2) to determine whether and to what extent Stock Options (with or without DERs), Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted to Eligible Employees or any consultant or agent of the Company or any Subsidiary or Parent Corporation hereunder;

    (3) to determine the number of shares to be covered by each such award granted hereunder;

    (4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, (x) the restricted period applicable to Restricted or Deferred Stock awards and the date or dates on which restrictions applicable to such Restricted or Deferred Stock shall lapse during such period, and (y) the performance goals and periods applicable to the award of Performance Shares; and

    (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

  (c) The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

  (d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries, a Parent Corporation, the Manager and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN.

  (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be 600,000. At all times, the number of shares reserved and available for issuance hereunder as so determined from time to time shall be decreased by virtue of awards granted and outstanding or exercised hereunder.

  (b) To the extent that (i) a Stock Option or DER expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

  (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment may be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Stock Options and DERs granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY.

  (a) Officers and other key employees of the Company, any Subsidiaries, a Parent Corporation or the Manager who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries and directors of the Company, any Subsidiary, a Parent Corporation and the Manager, and consultants and agents of the Company, its Subsidiaries or Parent Corporation, shall be eligible to be granted Non-Qualified Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards and Performance Shares hereunder. Officers and other key employees of the Company, its Subsidiaries or a Parent Corporation shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees and consultants and agents recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

  (b) Notwithstanding the foregoing, a Participant shall not be eligible to be granted an award under this Plan if he/she is deemed to own more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company. For this purpose, the term "ownership" is defined in accordance with the Real Estate Investment Trust provisions of the Code, the constructive ownership provisions of Section 544 of the Code, as modified by Section 856(h)(1)(b) of the Code, and Rule 13d-3 promulgated by the Commission under the Act.

SECTION 5. STOCK OPTIONS.

  (a) Stock Options may be granted alone or in addition to other awards granted under the Plan, including DERs as described in Section 5(k). Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

  The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

  (b) The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without DERs, Stock Appreciation Rights or Limited Stock Appreciation Rights), provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company, its Subsidiaries or a Parent Corporation. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

  (c) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

    (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

    (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

    (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option, but in no case, less than six (6) months following the date of grant of the option. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires.

    (iv) Method of Exercise. Subject to Section 5(c)(iii), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by cancellation of any indebtedness owed by the Company to the optionee, (ii) by a full recourse promissory note executed by the optionee, (iii) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant, or (iv) by any combination of the foregoing. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

  (d) The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, that should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

  (e) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

  (f) Limits on Transferability of Options.

    (i) Subject to Section 5(f)(ii), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or, with respect to Non-Qualified Stock Options, pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or, with respect to Non-Qualified Stock Options, in accordance with the terms of a qualified domestic relations order.

    (ii) The Administrator may, in its discretion, authorize all or a portion of the options (other than Incentive Stock Options) to be granted to an optionee to be on terms which permit transfer by such optionee to (A) the spouse, qualified domestic partner, children or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, (C) a partnership or partnerships in which such Immediate Family Members are the only partners, or (D) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, (y) the stock option agreement pursuant to which such options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this Section 5(f)(ii), and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with
  Section 5(f)(i) or expressly approved by the Administrator. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except for purposes of Sections 5(g), (h) and (i) and

  11(c) hereof, the terms "optionee," "Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of termination of employment under Sections 5(g), (h) and (i) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified under such sections unless the option agreement governing such options otherwise provides. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 11(c) regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. Any transfer of a Stock Option that was originally granted with DERs related thereto shall automatically include the transfer of such DERs, any attempt to transfer such Stock Option separately from such DERs shall be void, and such DERs shall continue in effect according to their terms. "Qualified domestic partner" for the purpose of this Section 5(f)(ii) shall mean a domestic partner living in the same household as the optionee and registered with, certified by or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator.

  (g) Termination by Death. If an optionee's employment with the Company, any Subsidiary, a Parent Corporation or the Manager terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

  (h) Termination by Reason of Disability. If an optionee's employment with the Company, any Subsidiary, a Parent Corporation or the Manager terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of one year (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such one-year period (or such shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of termination for a period of one year (or such shorter period as the Administrator shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the applicable exercise periods under Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

  (i) Other Termination. Except as otherwise determined by the Administrator, if an optionee's employment with the Company, any Subsidiary, a Parent Corporation or the Manager terminates for any reason other than death or Disability, the Stock Option may be exercised until the earlier to occur of
(i) three months from the date of such termination, or (ii) the expiration of the stated term of such Stock Option ,or (iii) such shorter period as the Administrator may specify at grant.

  (j) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company, a Parent Corporation or any Subsidiary become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

  (k) DERs. The Administrator shall have the discretion to grant DERs in conjunction with grants of Stock Options pursuant to this Section 5. DERs may be granted in either of two forms, "Current-pay DERs" and "Accrued DERs" and the Administrator may condition the payment or accrual of amounts in respect thereof subject to satisfaction of such performance objectives as the Administrator may specify at the time of grant.

Assuming satisfaction of any applicable conditions, Current-pay DERs shall be paid concurrently with any dividends or distributions paid on the Stock during the time the related Stock Options are outstanding in an amount equal to the cash dividend (or Stock or other property hereby distributed) per share being paid on the Stock times the number of shares subject to the related Stock Options. Current-pay DERs are payable in cash, Stock or such other property as may be distributed to stockholders. Accrued DERs may be accrued in respect of cash dividends only or cash dividends and the value of any Stock or other property distributed to stockholders, as the Administrator shall determine at the time of grant. Assuming satisfaction of any applicable conditions, Accrued DERs shall be accrued with respect to the related Stock Options outstanding as of the date dividends are declared on the Company's Stock in accordance with the following formula:

                                  (A x B) / C

under which "A" equals the number of shares subject to such Stock Options, "B" equals the cash dividend per share or the value per share of the Stock or other property being distributed, as the case may be, and "C" equals the Fair Market Value per share of Stock on the dividend payment date. The Accrued DERs shall represent shares of Stock which shall be issuable to the holder of the related Stock Option proportionately as the holder exercises the Stock Option to which the Accrued DERs relate, rounded down to the nearest whole number of shares. DERs shall expire upon the expiration of the Stock Options to which they relate. The Administrator shall specify at the time of grant whether dividends shall be payable or credited on Accrued DERs. Notwithstanding anything to the contrary herein, Accrued DERs granted with respect to Stock Options shall be accrued only to the extent of the number of shares of stock then reserved and available for issuance under the Plan in excess of the number of shares subject to issuance pursuant to outstanding Stock Option, Accrued DER, Stock Appreciation Right, Limited Stock Appreciation Right, Deferred Stock or Performance Share awards.

SECTION 6. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

  (a) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

  A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

  A Related Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

  (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

    (i) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

    (ii) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

    (iii) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (f) of Section 5.

    (iv) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan.

    (v) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

    (vi) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

    (vii) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

    (viii) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock with respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

    (ix) Free Standing Stock Appreciation Rights shall be transferable or exercisable subject to the provisions governing the transferability and exercisability of Stock Options set forth in paragraph (f) of Section 5.

    (x) In the event of the termination of an employee who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

    (xi) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined in Section 10 below), and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

    (xii) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in Section 10) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

    (xiii) For the purpose of the limitation set forth in Section 3 on the number of shares to be issued under the Plan, the grant or exercise of Free Standing Stock Appreciation Rights shall be deemed to constitute the grant or exercise, respectively, of Stock Options with respect to the number of shares of Stock with respect to which such Free Standing Stock Appreciation Rights were so granted or exercised.

SECTION 7. RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

  (a) General. Restricted Stock, Deferred Stock and Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in
Section 7(c)) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock and Performance Share awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock and Performance Share awards need not be the same with respect to each recipient.

  (b) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement," or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date.

  Except as otherwise provided below in this Section 7(b), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Anworth Mortgage Asset Corporation 1997 Stock Option and Awards Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and Anworth Mortgage Asset Corporation. Copies of such Plan and Agreement are on file in the offices of Anworth Mortgage Asset Corporation."

  The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

  With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

  (c) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

    (i) Subject to the provisions of the Plan and the Restricted Stock, Deferred Stock or Performance Share award agreement, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 10.

    (ii) Except as provided in paragraph (c)(i) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares covered by the award of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

    (iii) Subject to the provisions of the Restricted Stock, Deferred Stock or Performance Share award agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest on such amount at the rate of 8% per year.

SECTION 8. AMENDMENT AND TERMINATION.

  (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

    (i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

    (ii) change the employees or class of employees eligible to participate in the Plan; or

    (iii) extend the maximum option period under paragraph (c) of Section 5 of the Plan.

  (b) Except as provided in paragraph (a) of this Section 8, stockholder approval under this Section 8 shall only be required at such time and under such circumstances as stockholder approval would be required under Rule 16b-3 of the Act with respect to any material amendment to any employee benefit plan of the Company.

  (c) The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. UNFUNDED STATUS OF PLAN.

  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10. CHANGE OF CONTROL.

  The following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in paragraph (b) of this Section 10:

  (a) In the event of a "Change of Control," unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of
Control:

    (i) any Stock Appreciation Rights outstanding for at least six months and any Stock Options, awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

    (ii) the restrictions applicable to any Restricted Stock, Deferred Stock and Performance Share awards under the Plan shall lapse, and such shares and awards shall be deemed fully vested;

    (iii) any indebtedness incurred pursuant to Section 5(e) shall be forgiven and the collateral pledged in connection with any such loan shall be released; and

    (iv) the value of all outstanding Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, and Restricted Stock, Deferred Stock and Performance Share awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment in cash or other property, as the Administrator may determine, on the basis of the "Change of Control Price" (as defined in paragraph (c) of this Section 10) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

  (b) For purposes of paragraph (a) of this Section 10, a "Change of Control" shall be deemed to have occurred if:

    (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

    (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this
  Section 10(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

    (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

    (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  (c) For purposes of this Section 10, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty-day period as determined by the Administrator, except that, in the case of Incentive Stock Options and Stock Appreciation Rights or Limited Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 11. GENERAL PROVISIONS.

  (a) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

  All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

  (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company, any Subsidiary, a Parent Corporation or the Manager, any right to continued employment with the Company, a Subsidiary, a Parent Corporation or the Manager, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary, a Parent Corporation or the Manager, to terminate the employment of any of its employees at any time.

  (c) Each Participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

  (d) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

  (e) No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, its Subsidiaries, a Parent Corporation or the Manager, or to interfere with the right of the Company, it Subsidiaries, a Parent Corporation or the Manager to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Stock Options (with or without DERs), Stock Appreciation Rights or Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, or Performance Shares authorized hereunder prior to the grant of such a Stock Option or other award described herein to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Charter, as the same may be amended from time to time.

SECTION 12. INVALID PROVISION.

  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

SECTION 13. SUCCESSORS AND ASSIGNS.

  This Plan shall be binding on the inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

SECTION 14. EFFECTIVE DATE OF PLAN.

  The Plan became effective (the "Effective Date") on December 17, 1997.

SECTION 15. TERM OF PLAN.

  No Stock Option, DER, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

                       ANWORTH MORTGAGE ASSET CORPORATION
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON JUNE 28, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Lloyd McAdams and Pamela J. Watson, or either of them, each with full power of substitution, as proxies of the undersigned to attend and act for the undersigned at the Annual Meeting of Stockholders of Anworth Mortgage Asset Corporation, to be held on Thursday, June 28, 2001 at 10:00 a.m., Pacific Time, and at any adjournments or postponements thereof.

  1. Election of Directors
      [_] FOR all nominees listed below    [_] WITHHOLD AUTHORITY
          (except as marked to the             to vote for all the nominees
          contrary below)                      listed below

       Lloyd McAdams . Joe E. Davis . Charles H. Black . Charles F. Smith

  INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
               NOMINEE'S NAME IN THE SPACE PROVIDED BELOW

--------------------------------------------------------------------------------

  2. To ratify an amendment to the 1997 Stock Option and Awards Plan to increase the authorized number of shares.

    The Board of Directors recommends a vote FOR.
                 [_] FOR [_] AGAINST [_] ABSTAIN

  3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending December 31, 2001.

    The Board of Directors recommends a vote FOR.
                 [_] FOR [_] AGAINST [_] ABSTAIN

  4. In their discretion, upon any and all such matters as may properly come before the meeting or any adjournment or postponement thereof.






  THIS PROXY WILL BE VOTED AS SPECIFIED, OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE FOUR NOMINEES FOR ELECTION AND FOR PROPOSALS 2, 3 AND 4.

                                                  (Please sign exactly as name
                                                  appears. When shares are
                                                  held by joint tenants, both
                                                  should sign. When signing as
                                                  attorney, as executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  President or other
                                                  authorized officer. If a
                                                  partnership, please sign in
                                                  partnership name by
                                                  authorized person.)

                                                  _______________________, 2001
                                                  Date

                                                  _____________________________
                                                  Signature

                                                  _____________________________
                                                  Signature, if held jointly

    STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES